Discontinued Operations	9 Months Ended
Sep. 30, 2013
Discontinued Operations [Abstract]
Discontinued Operations

NOTE C—DISCONTINUED OPERATIONS

The Company’s discontinued operations during the periods presented herein included (i) Fontaine Woods, a 263-unit apartment community located in Chattanooga, Tennessee (“Fontaine Woods”); (ii) Beckanna on Glenwood, a 254-unit apartment community located in Raleigh, North Carolina (“Beckanna”); (iii) Oak Reserve at Winter Park, a 142-unit apartment community located in Winter Park, Florida (“Oak Reserve”); (iv) Terrace at River Oaks, a 314-unit apartment community located in San Antonio, Texas (“River Oaks”); and (v) The Estates of Mill Creek, a 259-unit apartment community located in Buford, Georgia (“Mill Creek”). The Company accounts for properties as discontinued operations when all of the criteria of ASC 360-45-9 have been met.  The results of operations and cash flows from discontinued operations are included in the Company’s condensed consolidated financial statements up to the date of disposition. Additionally, as required by GAAP, the results of operations, assets and liabilities and cash flows of the abovementioned properties have been separately presented as discontinued operations in the interim condensed consolidated financial statements. Accordingly, certain reclassifications have been made to prior years to reflect discontinued operations consistent with current year presentation.

On July 19, 2013, the Company committed to a plan to actively market the Terrace at River Oaks. On September 30, 2013, we entered into a contract to sell Terrace at River Oaks.  The contract is subject to customary due diligence conditions and the buyer’s assumption of the existing loan with closing expected to occur during the fourth quarter.

On June 12, 2013, the Company sold its  100% interest in Oak Reserve for  $11.7 million. The decision to sell this property was made in January 2013.  The sale resulted in a gain to the Company of approximately $0.5 million, which has been included in discontinued operations during the nine months ended September 30, 2013.

On March 1, 2013, the Company sold its  70% interest in Fontaine Woods to its joint venture partner for $10.5 million, including the assumption by the buyer of the Company’s 70% portion of a $9.1 million mortgage. The decision to sell this property was made in November 2012. The sale resulted in a gain to the Company of approximately $1.6 million, which has been included in discontinued operations during the nine months ended September 30, 2013.

In January 2013, the Company committed to a plan to actively market Beckanna.  On September 10, 2013, the Company finalized a binding contract to sell The Beckanna on Glenwood. The contract is subject to the buyer’s assumption of the existing loan with closing expected to occur during the fourth quarter.

As a result of the purchase of Beckanna on October 31, 2011, the Company assumed a non-cancellable operating ground lease. The term of the lease is through March 23, 2055, with the option to extend the lease for five additional ten-year periods, from the expiration date of the initial term of the lease. The payments related to this operating lease are expensed on a straight-line basis and the lease expense is recorded in income (loss) on operations of rental property in discontinued operations in the condensed consolidated statement of operations. Also required is recognition of amortization of the unfavorable ground lease obligation over its respective term, for which amortization expense for the each of the three and nine months ended September 30, 2013 and 2012, in the amount of approximately $44,000 and $132,000, respectively, is included in the discontinued operations as a reduction of rent expense. Net rent expense incurred under this operating lease amounted to approximately $0.3 million and $0.9 million for each of the three and nine months ended September  30, 2013 and 2012, respectively, and has been included in discontinued operations.

The following is a summary of approximate future minimum rentals under the non-cancellable operating lease as well as future amortization of the unfavorable ground lease obligation as of September 30, 2013:

		Future
	Future Rentals	Amortization
2013	$198,000	$44,333
2014	792,000	177,334
2015	871,200	177,334
2016	871,200	177,334
2017	871,200	177,334
Thereafter	54,987,871	6,789,023
	$58,591,471	$7,542,692

On November 10, 2012, the Company sold the Mill Creek property for $27.5 million.  The sale resulted in a net gain of approximately $2.1 million, consisting of a gain of $2.2 million recorded in the fourth quarter of 2012 and $0.1 million reduction in the gain in during the nine months ended September 30, 2013.  The reduction in the gain resulted from a post-closing purchase price adjustment during the nine months ended September 30, 2013.

The following is a summary of results of operations of the properties classified as discontinued operations for the periods presented:

	Three months ended		Nine months ended
	September 30,		September 30,
	2013	2012	2013	2012

Rental and other property revenues	$1,325,455	$3,165,962	$5,115,263	$9,185,782
Property operating and other expenses	(1,171,238)	(1,850,709)	(3,474,746)	(5,306,554)
Depreciation and amortization	-	(775,347)	(440,115)	(3,229,292)
Operating income	154,217	539,906	1,200,402	649,936
Interest expense	(234,240)	(876,645)	(1,449,875)	(2,286,770)
Loss before gain from sale of rental property	(80,023)	(336,739)	(249,473)	(1,636,834)
Gain from sale of rental property	-	-	1,945,894	-
Income (loss) from discontinued operations	$(80,023)	$(336,739)	$1,696,421	$(1,636,834)

The following is a summary of the principal components of the Company’s assets and liabilities of discontinued operations:

	September 30, 2013	December 31, 2012
Operating properties held for sale	$35,079,125	$58,638,227
Other assets	1,256,834	2,270,906
Assets held for sale	$36,335,959	$60,909,133

Property indebtedness	$20,567,929	$39,481,392
Other liabilities	9,735,932	13,679,859
Liabilities related to assets held for sale	$30,303,861	$53,161,251